JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D dated as of June 29, 2006 (including amendments thereto) with respect to the Common Stock of AVP, Inc. This Joint Filing Agreement shall be filed as an Exhibit to such Statement.

 Dated as of: June 29, 2006

                               AmTrust International Insurance Ltd
                                   By:  /s/ Michael Bott
                                   Name : Michael Bott
                                   Title: Senior Vice President

                               AmTrust Financial Services, Inc.
                                   By:  /s/ Barry Zyskind
                                   Name : Barry Zyskind
                                   Title: President and CEO

                               AmTrust Financial Group, Inc.
                                   By:  /s/ Barry Zyskind
                                   Name : Barry Zyskind
                                   Title: President

                               G/MK Acquisition Corp.
                                   By:  /s/ George Karfunkel
                                   Name : George Karfunkel
                                   Title: President

                               Gulf USA Corporation
                                   By:  /s/
                                   Name :
                                   Title:

                               New Gulf Holding, Inc.
                                    By: /s/
                                    Name :
                                    Title:

                               /s/ Barry Zyskind
                               Barry Zyskind

                               Michael Karfunkel 2005 Grantor Retained Annuity Trust
                                   By:    /s/ Michael Karfunkel
                                          /s/ Leah  Karfunkel
                                   Names :    Michael Karfunkel
                                              Leah  Karfunkel
                                   Title: Trustees



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                               /s/ Michael Karfunkel
                               Michael Karfunkel

                               /s/ Leah Karfunkel
                               Leah Karfunkel

                               /s/ George Karfunkel
                               George Karfunkel